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SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 31, 2002

HORMEL FOODS CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-2402	41-0319970
(Commission File Number)	(IRS Employer Identification Number)
1 Hormel Place, Austin, Minnesota	55912
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (507) 437-5546

Pages:    This report contains four (4) pages numbered sequentially from this cover page.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits

99.1	Sworn Statement of Chief Executive Officer, dated July 29, 2002, pursuant to SEC Order dated June 27, 2002 (SEC File No. 4-460)
99.2	Sworn Statement of Chief Financial Officer, dated July 29,2002, pursuant to SEC Order dated June 27, 2002 (SEC File No. 4-460)

Item 9.    REGULATION FD DISCLOSURE

        On July 31, 2002, Hormel Foods Corporation filed with the Securities and Exchange Commission ("SEC") original sworn statements of the Company's Chief Executive Officer and Chief Financial Officer as required by the SEC's Order 4-460 issued on June 27, 2002 (SEC File No. 4-460). Copies of the sworn statements are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HORMEL FOODS CORPORATION (Registrant)
Dated:	August 1, 2002	By	/s/ M. J. McCOY M. J. McCOY Executive Vice President and Chief Financial Officer
Dated:	August 1, 2002	By	/s/ J. N. SHEEHAN J. N. SHEEHAN Vice President and Controller

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  Item 7. FINANCIAL STATEMENTS AND EXHIBITS
  Item 9. REGULATION FD DISCLOSURE
  SIGNATURES